                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      March 9, 1999


                                  Nu Energy Inc.
               (Exact name of Registrant as specified in charter)



           Indiana                   0-23947                    35-2035070
 (State or other jurisdiction      (Commission              (I.R.S. Employer
       of incorporation)           File Number)             Identification No.)


     9 Sandpiper Court, Fairview, Queensland, Australia	 	   4870
    (Address of principal executive offices)                    (Zip code)



Registrant's telephone number, including area code      61-7-40-331-277


                          MAS Acquisition VI Corp.
                          1710 E. Division Street
                         Evansville, Indiana 47711
         (Former name or former address, if changed, since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

  On February 1, 1999, Sir Michael Bromley K.B.E. (Knight of the British Empire), consummated a Stock Subscription Agreement (the "Agreement') with MAS Acquisitin VI Corp. (the "Company"), whereby Michael Bromley purchased six million (6,850,000) shares of Common Stock of MAS Acquisition VI Corp. for $10,275, representing approximately eighty six percent (86%) of the issued and outstanding shares of Common Stock of the Company.

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

  A change in control of the registrant occurred on March 8, 1999 pursuant to the terms and conditions of a Stock Exchange Agreement (the "Agreement") dated March 8, 1999 between the Company and CoalCorp Pty Ltd an Australian corporation ("Coal"), which provided for the acquisition of Coal, as a 88.65% owned subsidiary of the Company, pursuant to a tax-free reorganization in accordance with Section 354 and 368 of the Internal Revenue Code of 1986, as amended. Pursuant to the terms of the Merger Agreement, for every 18 common share of Coal was converted into one common shares of the Company. A total of 23,432,786 shares of common share of Coal was converted into 1,301,823 restricted common shares of the Company.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

  Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

  As result of the merger, R. O. Dillon, 1st Floor, 42 McLeod Street, Cairns, Queensland 4870, Australia is the new certifying accountant of the Company. R. O. Dillon has been the certifying accountant of CoalCorp Pty Ltd prior to the merger with and into the Company.

1) The former certifying accountant of the Company, James E. Scheifley & Associates, P.C. will not be retained by the Company for auditing 1999 year end financial statements.

2) The decision to change accountants was approved by the board of directors.

3) The former accountant's reports on th financial statements since inception on October 7, 1996 to December 31, 1998 did not contain an adverse opinion or a disclaimer of opinion, nor was qualified nor modified as to uncertainty, audit scope, or accounting principles.

4) Since inception on October 7, 1996 to December 31, 1998, there was no disagreement nor "reportable event" with the former accountant.

ITEM 5.  OTHER EVENT.

  Not applicable.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

  Pursuant to the terms of the Agreement, the Company has accepted the resignation of the Board of Directors and Officers, as of March 9, 1999, consisiting of Aaron Tsai and Chia-Lun Tsai and appointed Gordon Neil Subloo, Shane Neil Subloo and Robert Dillion.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

     (i) Audited financial statements of CoalCorp Pty Ltd for the period from December 30, 1996 (Date of Inception) to June 30, 1997

    (ii) Audited financial statements of CoalCorp Pty Ltd for the year ended June 30, 1998.

   (iii) Unaudited financial statements of CoalCorp Pty Ltd for the six month ended December 30, 1998. (to be filed by amendment)

    (iV) Unaudited combined financial statements of MAS Acquisition VI Corp. and CoalCorp Pty Ltd for the year ended December 31, 1997 and 1998. (to be filed by amendment)

                                  COALCORP PTY LTD
                                FINANCIAL STATEMENTS

                        FOR THE PERIOD FROM DECEMBER 30, 1996
                                 (DATE OF INCEPTION)
                                   TO JUNE 30, 1997

                                  COALCORP PTY LTD
                                  TABLE OF CONTENTS

-------------------------------------------------------------------------------


                                                 										Page No.


     Independent Auditor's Report 						                      	3


     Balance Sheet							                                    		4


     Statement of Operations			                           					5


     Statement of Cash Flows		                           						7


     Notes to Financial Statements	                      						8


                                   R. O. DILLON
                          ACCOUNTANT - REGISTERED TAX AGENT
                          ---------------------------------
1st Floor                                       							Phone:	61 7 4051 7588
42 McLeod Street			                                 			Phone:	61 7 4051 8182
P.O. Box 5123						                                   	Fax:  	61 7 4051 0973
Cairns, Queensland 4870

                            Independent Auditor's Report

To the Board of Directors of
CoalCorp Pty Ltd

We have audited the accompanying balance sheet of CoalCorp Pty Ltd as of June 30, 1997 and the related statements of operations, stockholders' equity and cash flows for the period from December 30, 1996 (date of inception) to June 30 1997. These financial statements are the responsibility of CoalCorp Pty Ltd's management. Our responsibility is to express an opinion on these financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates used by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

We were unable to obtain sufficient information supporting the Company's Coal Catalyst Technology re-valued by management and stated in the balance sheet at $17,158,000, nor were we able to determine whether the Company had accounted for any income to which it may be entitled.

In our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary had we been able to examine evidence regarding the Coal Catalyst Technology, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of CoalCorp Pty Ltd as of June 30 1997 and the results of its operations and its cash flows for the initial period then ended in conformity with generally accepted accounting principles.


/s/ R. O. Dillon
R. O. DILLON - ACCOUNTANT
August 30, 1997

                                 COALCORP PTY LTD
                                   BALANCE SHEET
                                   JUNE 30, 1997
-------------------------------------------------------------------------------


                                      ASSETS

    Current Assets
           Cash on Hand                                    $19,604.88
           Trust Account                                  $100,682.40
                                                      ---------------
              Total Current Assets                        $120,287.28
                                                      ---------------

    Coal Catalyst Technology                           $17,158,000.00

    Patents                                                   $916.09

    Incorporation Costs                                       $522.20
    (net of accumulated amortization of $130.55)
                                                      ---------------
                                                       $17,279,725.57
                                                      ===============

                        LIABILITIES AND STOCKHOLDERS' EQUITY

    Current Liabilities
           ANZ Bank Overdraft                                 $944.44
           Accounts Payable                                $69,543.61
           Loan Payable                                    $67,491.37
                                                      ---------------
              Total Current Liabilities                   $137,979.41
                                                      ===============

    Stockholders' Equity
           Common Stock Class A, $0.7460 par value
              25,000,000 Shares Authorized
              23,000,000 Shares Issued and Fully Paid  $17,158,000.00
           Common Stock Class B, $0.7460 par value
              25,000,000 Shares Authorized
              3,431,759 Shares Issued and Fully Paid    $2,560,092.21
    Share Premium Reserve                              ($1,852,826.77)
    Accumulated Deficit                                  ($723,519.29)
                                                      ---------------
              Total Stockholders' Equity               $17,141,746.15
                                                      ---------------
                                                       $17,279,725.57
                                                      ===============




The accompanying notes and independent auditor's report are an integral part of these statements.

                                 COALCORP PTY LTD
                              STATEMENT OF OPERATIONS
                 PERIOD FROM DECEMBER 30, 1996 (DATE OF INCEPTION)
                                 TO JUNE 30, 1997
-------------------------------------------------------------------------------

    Revenues
           Interest Received                                  $205.90

    Expenses
           Accounting Fees                                  $4,032.88
           Amortization                                       $130.55
           Bank Service Charges                               $226.78
           Consultant Fees                                $504,012.52
           Finance Facility Fees                           $66,652.12
           Office Rent                                      $8,952.00
           Public Relations                                $34,314.51
           Testing                                         $46,525.04
           Salaries                                        $56,409.54
           Traveling                                        $2,469.26
                                                      ---------------
              Total Expenses                              $723,725.19
                                                      ---------------
    Net Loss                                             ($723,519.29)
                                                      ===============




The accompanying notes and independent auditor's report are an integral part of these statements.

                                 COALCORP PTY LTD
                   STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                  PERIOD FROM DECEMBER, 1996 (DATE OF INCEPTION)
                                 TO JUNE 30, 1997
-------------------------------------------------------------------------------

                                   Common Stock


                               Number of      Par Value            Share
                                Shares         $0.746             Premium
                                                                  Reserve
-------------------------------------------------------------------------------
Balance at December 30,                0            $0.00             $0.00
1996 (Inception)

Phase I Stock Subscription             2            $1.49             $0.00
December 30, 1996

Phase II Stock Subscription    7,208,387    $5,377,456.70             $0.00
March 12, 1997

Phase III Bonus Issue March   13,125,000    $9,791,250.00             $0.00
13, 1997

Phase IV Stock Subscription    3,345,238    $2,495,547.55             $0.00
May 30, 1997

Shares Issued to OakRoyal      2,753,132    $2,053,836.47    ($1,852,826.77)
Contracts Ltd June 25, 1997

Net Loss                               0            $0.00             $0.00


Totals                        26,431,759   $19,718,092.21    ($1,852,826.77)


                                  Accumulated        Total
                                     Deficit
                             ------------------------------------
                                        $0.00             $0.00


                                        $0.00             $1.49


                                        $0.00     $5,377,456.70


                                        $0.00     $9,791,250.00


                                        $0.00     $2,495,547.55


                                        $0.00       $201,009.70


                                 ($723,519.29)     ($723,519.29)


                                 ($723,519.29)   $17,141,746.15



The accompanying notes and independent auditor's report are an integral part of these statements.

                                 COALCORP PTY LTD
                              STATEMENT OF CASH FLOWS
                   PERIOD FROM DECEMBER 30, 1996 (DATE OF INCEPTION)
                                 TO JUNE 30, 1997
-------------------------------------------------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES

    Net Loss                                                     ($723,519.29)

    Adjustments to Reconcile Net Loss to Net Cash Provided by
           Operating Activities:
                 Amortization                                         $130.55

    Increase in Bank Overdraft                                        $944.44

    Increase in Accounts Payable                                   $69,543.61

    Increase in Loan Payable                                       $67,491.37

                                                              ----------------
    NET CASH USED BY OPERATING ACTIVITIES                        ($585,409.33)

    CASH FLOWS FROM INVESTING ACTIVITIES

    Trust Account                                                ($100,682.40)

    Organization Costs Paid                                          ($652.75)

    Coal Catalyst Technology (net of $9,791,250 revaluation)   ($7,366,750.00)

    Patents                                                          ($916.09)

                                                               ---------------
    NET CASH USED BY INVESTING ACTIVITIES                      ($7,469,001.24)

    CASH FLOWS FROM FINANCING ACTIVITIES

    Proceeds from Issuance of Common Stock                      $8,074,015.44
           (net of $9,791,250 bonus share issue)

                                                                --------------
    NET CASH PROVIDED BY FINANCING ACTIVITIES                   $8,074,015.44
                                                                --------------

    NET INCREASE(DECREASE) IN CASH                                 $19,604.88
    CASH AT THE BEGINNING OF THE PERIOD                                 $0.00
                                                                --------------
    CASH AT THE END OF THE PERIOD                                  $19,604.88
                                                                --------------


The accompanying notes and independent auditor's report are an integral part of these statements.

                                 COALCORP PTY LTD
                          NOTES TO FINANCIAL STATEMENTS
                                   JUNE 30, 1997

-------------------------------------------------------------------------------
NOTE ONE - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations
--------------------

CoalCorp Pty Ltd, an Australian corporation, was organized for the purpose of acquiring the exclusive right (license) to develop and market a proprietary a coal catalyst technology that was invented, and is currently utilized in The People's Republic of China.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Amortization
------------

Amortization is computed using the straight-line method over a period of five years.

Concentration of Revenue Risk
-----------------------------

CoalCorp Pty Ltd derives its revenue entirely from the development and marketing of a proprietary coal catalyst technology.

Currency Conversion
-------------------

The financial information contained in this report has been converted from Australian Dollars (AUD) to US Dollars (USD). The conversion rate used is the Interbank Exchange Rate, all amounts have been calculated using the average (daily) exchange rate as at the 30th of June, 1997 of AUD 1 : USD 0.746.

NOTE TWO - DEVELOPMENT STAGE OPERATIONS
---------------------------------------

The operations of CoalCorp Pty Ltd since the date of its inception have consisted primarily of raising capital and acquiring rights to a proprietary technology and the testing and proving of the technology.

NOTE THREE - INCOME TAXES
-------------------------

CoalCorp Pty Ltd tax assets relate to a current year net operating loss, therefore a provision for current year federal income taxes has not been recorded. A benefit from income taxes of $224,247.60 has not been recorded as the balance of tax assets has been offset by a valuation allowance reserve of an equal amount.

NOTE FOUR - CAPITAL STOCK
-------------------------

The capital stock of CoalCorp Pty Ltd consists of 50,000,000 authorizes common shares, par value $0.746 per share. As of June 30, 1997 there were 26,431,759 shares issued and fully paid.

                                 COALCORP PTY LTD
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1997

-------------------------------------------------------------------------------
NOTE FIVE - STATEMENT OF CASH FLOW DISCLOSURES

No amounts of interest or income taxes were paid during the period.

NOTE SIX - RELATED PARTY TRANSACTIONS

During the period, the following transactions occurred between CoalCorp Pty Ltd and related parties:-


Expense                      Relationship                          Amount
----------------------------------------------------------------------------
Consulting                   Shareholder                          $80,662.00
Consulting                   Shareholder                           $4,032.88
Consulting                   Shareholder                          $94,105.66
Consulting                   Shareholder                          $59,823.98
Consulting                   Shareholder                             $672.15
Consulting                   Officer/Shareholder                   $5,377.17
Accounting                   Officer/Shareholder                   $4,032.88
Consulting                   Shareholder                         $257,547.55
Office Rent                  Shareholder                           $8,952.00
Salaries                     Directors/Shareholders               $14,102.38
Consulting                   Shareholder                           $1,791.15
Travel                       Shareholder                           $2,390.18
Salary                       Family Member of                     $42,307.15
                             Director/Shareholder


Sales to company by related parties
-----------------------------------

Description                              Relationship             Amount
----------------------------------------------------------------------------
Sale of 90% of technology rights         Shareholder           $5,128,750.00
Sale of balance of technology rights     Shareholder           $2,238,000.00


NOTE SEVEN - GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern. However, the Company has sustained substantial operating losses since its inception. At June 30, 1997 the Company's accumulated deficit was $723,519.29 and current liabilities exceeded current assets by $17,692.14

                                  COALCORP PTY LTD
                            NOTES TO FINANCIAL STATEMENTS
                                   JUNE 30, 1997

-------------------------------------------------------------------------------

The losses from operations and insufficient cash resources to fund operations raise substantial doubt as to the Company's ability to continue as a going concern. Management, however, believes the following actions which have been and are being taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern, although no assurance to that effect can be given.

CoalCorp Pty Ltd has made a complaint to the London Metropolitan Police Fraud Squad against European Venture Finance (EVF) and their representative Dr. Brett Cormick. The allegation made is in regards to BPS 40,000 (US$66,258) commission fee paid to EVF and Dr. Cormick for consulting services to raise venture capital for CoalCorp Pty Ltd. The BPS 40,000 (US$66,258) commission fee was to be deducted from any funds raised. The payment of this commission fee was made on the presentation of documents stating that a specific amount of funding was to be delivered by one of EVF's associated companies. The allegation made by CoalCorp Pty Ltd's Managing Director, Mr. Gordon Subloo, is currently being investigated. On conclusion of this investigation the company will reserve the right to take civil action against EVF and Dr. Cormick for damages.

Oakroyal Contracts Limited agreed to invest BPS 350,000 (US$582,120) into CoalCorp Pty Ltd in return for a 25% holding in the Company. Oakroyal Contracts Limited only raised BPS 125,000 (US$207,900) and in return received a 10% holding. The inability of Oakroyal Contracts Limited to raise the total funding of BPS 350,000 (US$582,120) has seriously hindered the Company's ability to complete the next stage of its development program.

CoalCorp Pty Ltd is moving forward and will take up patents in various countries around the world under its current PCT Patent. This will strengthen the value of CoalCorp Pty Ltd's technology and its ability to exploit the commercial value of the technology internationally.

                                 COALCORP PTY LTD
                               FINANCIAL STATEMENTS

                         FOR THE YEAR ENDED JUNE 30, 1998

                                 COALCORP PTY LTD
                                 TABLE OF CONTENTS

-------------------------------------------------------------------------------

                                                  										Page No.


     Independent Auditor's Report 						                         	3


     Balance Sheet				                                       					4


     Statement of Operations	                              							5


     Statement of Cash Flows	                              							7


     Notes to Financial Statements			                         				8


                                    R. O. DILLON
                          ACCOUNTANT - REGISTERED TAX AGENT
                          ---------------------------------

1st Floor		                                  				 	Phone:	61 7 4051 7588
42 McLeod Street				                             		Phone:	61 7 4051 8182
P.O. Box 5123						                               	Fax:  	61 7 4051 0973
Cairns, Queensland 4870

                            Independent Auditor's Report

To the Board of Directors of
CoalCorp Pty Ltd

We have audited the accompanying balance sheet of CoalCorp Pty Ltd as of June 30, 1998 and the related statements of operations, stockholders' equity and cash flows for the year ended June 30 1998. These financial statements are the responsibility of CoalCorp Pty Ltd's management. Our responsibility is to express an opinion on these financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates used by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

We were unable to obtain sufficient information supporting the Company's Coal Catalyst Technology revalued by management and stated in the balance sheet at $14,156,500, nor were we able to determine whether the Company had accounted for any income to which it may be entitled.

In our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary had we been able to examine evidence regarding the Coal Catalyst Technology, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of CoalCorp Pty Ltd as of June 30 1998 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/s/ R. O. Dillon
R. O. DILLON - ACCOUNTANT
August 14, 1998

                                 COALCORP PTY LTD
                                  BALANCE SHEET
                                  JUNE 30, 1998

-------------------------------------------------------------------------------

                                       ASSETS

    Current Assets
           Cash on Hand                                       $368.07
           Prepayment                                      $11,079.00
                                                      ---------------
              Total Current Assets                         $11,447.07
                                                      ---------------

    Coal Catalyst Technology                           $14,156,500.00

    Patents                                                 $8,461.28

    Incorporation Costs (net of accumulated                   $323.14
    amortization of $221.03)

                                                      ---------------
                                                       $14,176,731.49
                                                      ===============


                        LIABILITIES AND STOCKHOLDERS' EQUITY

    Current Liabilities
           Accounts Payable                               $230,746.03
           Loan Payable                                    $55,684.90
                                                      ---------------
              Total Current Liabilities                   $286,430.93
                                                      ---------------

    Stockholders' Equity
           Common Stock Class A, $0.6315 par value
              25,000,000 Shares Authorized
              23,000,000 Shares Issued and Fully Paid  $14,156,500.00
           Common Stock Class B, $0.6315 par value
              25,000,000 Shares Authorized
               3,431,759 Shares Issued and Fully Paid   $2,112,247.66
           Share Premium Reserve                       ($1,528,706.27)
    Accumulated Deficit                                  ($849,740.84)
                                                      ---------------
           Total Stockholders' Equity                  $13,890,300.56
                                                      ---------------
                                                       $14,176,731.49
                                                      ===============



The accompanying notes and independent auditor's report are an integral part of these statements.

                                 COALCORP PTY LTD
                              STATEMENT OF OPERATIONS
                             YEAR ENDED JUNE 30, 1998

--------------------------------------------------------------------------------

    Revenues
           Interest Received                                  $794.61
           Exchange Gain                                    $3,195.68
                                                       --------------
                                                            $3,990.29

    Expenses
           Accounting Fees                                  $6,155.00
           Amortization                                       $107.71
           Bank Service Charges                               $176.65
           Consultant Fees                                 $20,878.38
           Office Rent                                     $22,158.00
           Printing and Stationery                            $993.42
           Testing                                         $71,649.12
           Salaries                                       $123,100.00
           Traveling                                       $11,560.94
                                                       --------------
              Total Expenses                              $256,779.21
                                                       --------------
    Net Loss                                             ($252,788.93)
                                                       ==============


The accompanying notes and independent auditor's report are an integral part of these statements.

                                 COALCORP PTY LTD
                   STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                             YEAR ENDED JUNE 30, 1998

-------------------------------------------------------------------------------


                                  Common Stock


                          Number of      Par Value          Share
                           Shares         $0.6155          Premium
                                                           Reserve
                         ----------------------------------------------
Balance at July 1, 1997   26,431,759   $16,268,747.66   ($1,528,706.27)

Net Loss                           0            $0.00            $0.00

Totals                    26,431,759   $16,268,747.66   ($1,528,706.27)


                                 Accumulated        Total
                                   Deficit
                              --------------------------------
                               ($596,951.91)    $14,143,089.49

                               ($252,788.93)       (252,788.93)

                               ($849,740.84)    $13,890,300.56



The accompanying notes and independent auditor's report are an integral part of these statements.

                                   COALCORP PTY LTD
                               STATEMENT OF CASH FLOWS
                               YEAR ENDED JUNE 30, 1998

-------------------------------------------------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES

    Net Loss                                                     ($252,788.93)

    Adjustments to Reconcile Net Loss to Net Cash Provided by
           Operating Activities:
                 Amortization                                         $107.71

    Decrease in Trust Account                                      $83,069.73

    Increase in Accounts Payable                                  $173,367.89

    NET CASH USED BY OPERATING ACTIVITIES                           $3,756.40

    CASH FLOWS FROM INVESTING ACTIVITIES

    Prepayment                                                    ($11,079.00)

    Decrease Bank Overdraft                                          ($779.22)

    Patents                                                        ($7,705.44)

                                                                -------------
    NET CASH USED BY INVESTING ACTIVITIES                         ($19,563.67)

    CASH FLOWS FROM FINANCING ACTIVITIES

    Proceeds from Issuance of Common Stock                              $0.00
                                                                -------------
    NET CASH PROVIDED BY FINANCING ACTIVITIES                           $0.00
                                                                -------------

    NET INCREASE (DECREASE) IN CASH                               ($15,807.27)
    CASH AT THE BEGINNING OF THE PERIOD                            $16,175.34
                                                                -------------
    CASH AT THE END OF THE PERIOD                                     $368.07
                                                                -------------


The accompanying notes and independent auditor's report are an integral part of these statements.

                                  COALCORP PTY LTD
                            NOTES TO FINANCIAL STATEMENTS
                                   JUNE 30, 1998

-------------------------------------------------------------------------------
NOTE ONE - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations
--------------------

CoalCorp Pty Ltd, an Australian corporation, was organized for the purpose of acquiring the exclusive right (license) to develop and market a proprietary a coal catalyst technology that was invented, and is currently utilized in The People's Republic of China.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Amortization
------------

Amortization is computed using the straight-line method over a period of five years.

Concentration of Revenue Risk
-----------------------------

CoalCorp Pty Ltd derives its revenue entirely from the development and marketing of a proprietary coal catalyst technology.

Currency Conversion
-------------------

The financial information contained in this report has been converted from Australian Dollars (AUD) to US Dollars (USD). The conversion rate used is the Interbank Exchange Rate, all amounts have been calculated using the average (daily) exchange rate as at the 30th of June, 1998 of AUD 1 : USD 0.6155.


NOTE TWO - DEVELOPMENT STAGE OPERATIONS

The operations of CoalCorp Pty Ltd since the date of its inception have consisted primarily of raising capital and acquiring rights to a proprietary technology and the testing and proving of the technology. The Company's Patent Attorney has applied for a full patent in India and the Company has a current PCT Patent which gives the Company the protection and the right to take out full patents in most countries which are signatories to the Paris and Bonn Conventions.

NOTE THREE - INCOME TAXES

CoalCorp Pty Ltd tax assets relate to a current year net operating loss, therefore a provision for current year federal income taxes has not been recorded. A benefit from income taxes of $263,383.53 has not been recorded as the balance of tax assets has been offset by a valuation allowance reserve of an equal amount.

                                  COALCORP PTY LTD
                            NOTES TO FINANCIAL STATEMENTS
                                   JUNE 30, 1998
-------------------------------------------------------------------------------

NOTE FOUR - CAPITAL STOCK

The capital stock of CoalCorp Pty Ltd consists of 50,000,000 authorizes common shares, par value $0.6155 per share. As of June 30, 1998 there were 26,431,759 shares issued and fully paid.

NOTE FIVE - STATEMENT OF CASH FLOW DISCLOSURES

No amounts of interest or income taxes were paid during the period.

NOTE SIX - RELATED PARTY TRANSACTIONS

During the period, the following transactions occurred between CoalCorp Pty Ltd and related parties:-


Expense                            Relationship                    Amount
----------------------------------------------------------------------------
Consulting                         Officer/Shareholder             $11,355.98
Accounting                         Officer/Shareholder              $6,155.00
Consulting                         Officer/Shareholder              $4,031.53
Office Rent                        Shareholder                     $22,158.00
Salaries                           Directors/Shareholders          $30,775.00
Travel                             Shareholder                      $9,895.39
Travel                             Shareholder                      $1,666.16
Salary                             Family Member of
                                   Director/Shareholder            $92,325.00
Consulting                         Shareholder                      $5,490.88


NOTE SEVEN - GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern. However, the Company has sustained substantial operating losses since its inception. At June 30, 1998 the Company's accumulated deficit was $849,740.84 and current liabilities exceeded current assets by $287,293.86

The history of losses from operations and insufficient cash resources to fund operations raise substantial doubt as to the Company's ability to continue as a going concern. Management, however, believes the following actions which have been and are being taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern, although no assurance to that effect can be given.

                                  COALCORP PTY LTD
                            NOTES TO FINANCIAL STATEMENTS
                                   JUNE 30, 1998

-------------------------------------------------------------------------------

CoalCorp Pty Ltd has made a complaint to the London Metropolitan Police Fraud Squad against European Venture Finance (EVF) and their representative Dr. Brett Cormick. The allegation made is in regards to BPS 40,000 (US$66,648) commission fee paid to EVF and Dr. Cormick for consulting servicess to raise venture capital for CoalCorp Pty Ltd. The BPS 40, 000 (US$66,648) commission fee was to be deducted from any funds raised. The payment of this commission fee was made on the presentation of documents stating that a specific amount of funding was to be delivered by one of EVF's associated companies. The allegation made by CoalCorp Pty Ltd's Managing Director, Mr Gordon Subloo, is currently being investigated. On conclusion of this investigation the Company will reserve the right to take civil action against EVF and Dr. Cormick for damages.

Oakroyal Contracts Limited agreed to invest BPS 350,000 (US$583,170) into CoalCorp Pty Ltd in return for a 25% holding in the Company. Oakrotal Contracts Limited only raised BPS 125,000 (US$208,275) and in return received a 10% holding. The inability of Oakroyal Contracts Limited to raise the total funding of BPS 350,000 (US$583,170) has seriously hindered the Company's ability to complete the next stage of its development program.

CoalCorp Pty Ltd is moving forward and will take up patents in various countries around the world under its current PCT Patent. This will strengthen the value of CoalCorp Pty Ltd's technology and its ability to exploit the commercial value of the technology internationally.

  The financial statements required by Item 7(a) of Form 8-K are not being filed herewith. The registrant will file such financial statements pursuant to an amendment hereto in accordance with Item 7 of Form 8-K.


Exhibit Number             Description

          2.0              Stock Purchase Agreement

          2.1              Stock Exchange Agreement

          3.0              Article of Amendment

          3.1              Article of Incorporation of CoalCorp Pty Ltd

          3.2              By-laws of CoalCorp Pty Ltd

         16.0              Letter from Former Certifying Accountant

         99.0              Consulting Agreement


ITEM 8.  CHANGE IN FISCAL YEAR.

  Not applicable.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     March 9, 1999

                                     Nu Energy Inc.


                                     By: /s/ Gordon N. Subloo
                                        -----------------------------------
                                         Gordon N. Subloo, President and
                                         Chairman of the Board of Directors